BLACKROCK SERIES FUND, INC.
BlackRock Money Market Portfolio
(the “Fund”)

Supplement dated June 1, 2015 to
the Prospectus of the Fund, dated May 1, 2015

The Board of Directors (the “Board”) of BlackRock Series Fund, Inc. recently approved certain changes to the principal investment strategies of the Fund. In connection with such changes, the Board also approved a change in the name of the Fund to “BlackRock Government Money Market Portfolio.” In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team.

These changes will become effective on or about September 1, 2015. Investors should review carefully the specific changes to the Prospectus of the Fund, reflecting the changes noted above, which are detailed below.

Effective on or about September 1, 2015, the following changes are made to the Fund’s Prospectus:

Change in the Fund’s Name

The BlackRock Money Market Portfolio is renamed BlackRock Government Money Market Portfolio.

Change in the Fund’s Strategies and Risks

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Money Market Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Principal Investment Strategies of the Fund

The Fund seeks to produce current income while attempting to maintain a share net asset value of $1.00.

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The U.S. Government securities in which the Fund invests may include variable and floating rate instruments and when-issued and delayed delivery securities.

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Money Market Portfolio — Principal Risks of Investing in the Fund” is amended to delete “Extension Risk,” “Mortgage-and Asset-Backed Securities Risk,” “Prepayment Risk,” “Regulatory Risk” and “U.S. Government Mortgage-Related Securities Risk” and to add the following risks:

■  Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■  Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

The last bullet under the section of the Prospectus entitled “Details About the Fund — How the Fund Invests —Investment Process” is deleted and the second bullet under such section is replaced with the following:

■  The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in the Fund, the more weight it gets in calculating this average.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

The Fund seeks to produce current income while attempting to maintain a share net asset value of $1.00.

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

The U.S. Government securities in which the Fund may invest include:

■  Repurchase Agreements — Repurchase agreements are transactions in which the Fund purchases a class of securities with the obligation to resell the securities shortly thereafter at a specified price which reflects interest payable to the Fund. The Fund may engage in repurchase agreements secured by U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and cash.

■  United States Government Securities — Debt securities issued or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States.

■  United States Government Agency Securities — Debt securities issued or guaranteed as to principal and interest by U.S. Government agencies and instrumentalities. Agency securities may be supported only by the credit of the issuer, not the full faith and credit of the United States.

■  Variable and Floating Rate Instruments — Instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating).

■  When-Issued and Delayed Settlement Transactions — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Risks — Principal Risks of Investing in the Fund” is amended to delete “Extension Risk,” “Mortgage- and Asset-Backed Securities Risk, “Prepayment Risk,” “Regulatory Risk” and “U.S. Government Mortgage-Related Securities Risk” and to add the following risks:

Income Risk — The Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Other Strategies” is amended to delete the following other strategy: “Foreign Securities.”

The section of the Prospectus entitled “Details About the Fund — Investment Risks” is amended to delete the following risk: “Foreign Securities Risk.”

Change in the Fund’s Portfolio Management Team

The section of the Prospectus entitled “Fund Overview — Key Facts About Money Market Portfolio —Portfolio Managers” is deleted in its entirety.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information —Money Market Portfolio” is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

PRO-19057MM-0615SUP